                                                                 Exhibit 10.1(b)

                       SUBSCRIPTION AND EXCHANGE AGREEMENT

     The undersigned individuals and trusts are shareholders of preferred and common shares (the "PAHC Shares") of Phibro Animal Health Corporation, a New York corporation ("PAHC"), as shown on Exhibit "A" annexed hereto (the "Shareholders"). The Shareholders desire to exchange all PAHC Shares for shares of PAHC Holdings Corporation, a Delaware corporation ("HoldCo"), on the following terms and conditions:

          1. Each of the Shareholders hereby subscribes for shares of preferred and common stock of HoldCo (the "Stock"), in the number set forth opposite such Shareholder's name on Exhibit "A" and, in exchange therefor, hereby transfers, assigns and conveys to HoldCo all right, title and interest in and to the same number and class of shares of PAHC owned by such Shareholder, as set forth opposite such Shareholder's name on Exhibit "A". Upon execution hereof, each share of PAHC owned by such Shareholder shall be deemed cancelled and no longer outstanding, and represent only the right, upon delivery to HoldCo of all certificates for such Shareholder's PAHC shares, accompanied by duly executed stock powers, the right to receive certificates for such Stock and, upon issuance thereof, such Stock shall be duly and validly issued, fully paid and non-assessable.

          2. Each of the Shareholders are parties to and bound by the terms of a certain Stockholders Agreement dated December 7, 1984 of PAHC (formerly Philipp Brothers Chemicals, Inc.) (the "PAHC Agreement #1") with respect to shares of Class B common stock of PAHC; and Jack C. Bendheim and Marvin S. Sussman are parties to and bound by the terms of a certain Stockholders Agreement dated December 29, 1987 of PAHC (formerly Philipp Brothers Chemicals, Inc.) (the "PAHC Agreement #2" and, together with PAHC Agreement #1, the "Stockholders Agreements") with respect to shares of Class B common stock of PAHC. Each Shareholder and PAHC hereby waives any and all rights such Shareholder may have with respect to the transfer and exchange of PAHC shares contemplated by paragraph 1 hereof. Each Shareholder and HoldCo agrees that the Stock of HoldCo received as provided in paragraph 1 hereof shall be subject to all of the terms and conditions of the Stockholders Agreements to which such Shareholder shall be a signatory, in all respects; and that wherever the words "Philipp Brothers Chemicals, Inc." or the "Corporation" shall appear in such agreements, such words shall be deemed to apply to HoldCo. Each Shareholder acknowledges that such Shareholder has been furnished with copies of the Stockholders Agreements to which such Shareholder shall be a signatory.

          3. Each Shareholder hereby represents and warrants (severally and not jointly) to HoldCo that such Shareholder is the sole record and beneficial holder of the number and class of the PAHC shares set forth opposite such Shareholder's name on Exhibit "A", free and clear of any and all liens, pledges, restrictions, options, rights of first refusal, encumbrances, charges, proxies, powers of attorney, agreements or claims of any kind whatsoever, other than the provisions of such of the Stockholders Agreements to which such Shareholder shall be a signatory (collectively "Liens"), and that such Shareholder has the right and power to convey and this agreement will convey to HoldCo lawful and valid title in and to the PAHC shares free and clear of any and all Liens.

          4. Each Shareholder acknowledges that the Stock is not registered under the Securities Act of 1933, as amended ("Act"), that HoldCo shall not have any obligation to so register any of the Stock, and that the Stock must be held indefinitely unless the Stock is subsequently registered under the Act or an exemption from such registration is available. Each Shareholder hereby severally (and not jointly) represents and warrants to HoldCo that such Shareholder is acquiring the Stock for such Shareholder's own interest and account, for investment purposes only, and without a view toward the sale or distribution thereof within the meaning of the Act.

          5. Each Shareholder acknowledges that such Shareholder has been afforded access to all information which such Shareholder has requested and/or deemed relevant to such Shareholder's decision to acquire the Stock and that neither the PAHC or HoldCo nor anyone acting on its behalf has made any representation or warranty to such Shareholder which have induced or persuaded such Shareholder to subscribe for and acquire such Stock.

          6. Each Shareholder represents and warrants that such Shareholder has the knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of such Shareholder's investment in HoldCo, and such Shareholder is and will be able to bear the economic risk of the investment in the Stock acquired by such Shareholder. Each Shareholder has received an Offering Circular with respect to HoldCo's offering of $26.0 million of its senior secured notes due 2010.

          7. Each Shareholder agrees that each certificate representing the Stock to be issued to such Shareholder hereunder will bear a legend in substantially the following form:

     The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. They have been acquired for investment and not with a view to the resale or distribution thereof within the meaning of such Act. These shares may not be sold, mortgaged, pledged, hypothecated or otherwise transferred unless they are registered under the Act or an exemption from such registration is available.

     The shares represented by this certificate shall be subject to all of the terms and conditions of certain Stockholders Agreement dated December 7, 1984 of Philipp Brothers Chemicals, Inc. and the terms and conditions of certain Stockholders Agreement dated December 29, 1987 of Philipp Brothers Chemicals, Inc., both of said Stockholders Agreements being applicable to the shares represented by this certificate by reason of the terms and conditions of a certain Subscription and Exchange Agreement dated as of February 9, 2005.

     Holdco hereby agrees to be bound by all of the terms of that certain Stockholders Agreement dated as of November 30, 2000 by and among PAHC, Palladium Equity Partners II, L.P. and certain affiliates, Jack C. Bendheim and Marvin S. Sussman, as amended, as a Voting Stockholder (as therein defined).

          8. Each Shareholder agrees that HoldCo may place stop transfer instructions with its transfer agent, restricting the transfer thereof except in compliance with the terms of this agreement, and such of the Stockholders Agreements to which such Shareholder shall be a signatory.

          9. This agreement may be executed in two or more counterparts, all of which shall constitute one and the same agreement.

Dated: As of February 10, 2005
       New York, New York


                                        /s/ Jack C. Bendheim
                                        ----------------------------------------
                                        Jack C. Bendheim


                                        /s/ Marvin S. Sussman
                                        ----------------------------------------
                                        Marvin S. Sussman


                                        PAHC HOLDINGS CORPORATION


                                        By: /s/ Jack C. Bendheim
                                            ------------------------------------


                                        PHIBRO ANIMAL HEALTH CORPORATION


                                        By: /s/ Jack C. Bendheim
                                            ------------------------------------

                                        [signatures continued on following page]
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                                        Yonina Jacobson and Daniel Bendheim, as
                                        Trustees of the following trusts:

                                        Yonina Jacobson 03-27-92 Trust
                                        Yonina Jacobson 08-01-90 Trust
                                        Daniel Bendheim 03-27-92 Trust
                                        Daniel Bendheim 08-01-90 Trust
                                        Shulamit Steinlauf 03-27-92 Trust
                                        Shulamit Bendheim 08-01-90 Trust
                                        Jonathan Bendheim 03-27-92 Trust
                                        Jonathan Bendheim 08-01-90 Trust
                                        Tamar E. Zakheim 03-27-92 Trust
                                        Tamar Bendheim 08-01-90 Trust
                                        Etan Bendheim 03-27-92 Trust
                                        Etan Bendheim 08-01-90 Trust
                                        Gilad Bendheim 03-27-92 Trust
                                        Gilad Bendheim 08-01-90 Trust
                                        Zev Jacobson 03-12-93 Trust
                                        Avital Jacobson 02-04-94 Trust
                                        Ayelet Jacobson 12/30/96 Trust
                                        Shifra Bendheim 12/30/96 Trust
                                        Anat Jacobson 02/02/98 Trust
                                        Abraham Steinlauf 02/02/00 Trust
                                        Ephraim I. Jacobson 12/26/01 Trust
                                        Charles G. Bendheim 12/26/01 Trust
                                        Sam G. Bendheim 12/26/01 Trust
                                        Eliana E. Steinlauf 12/26/01 Trust
                                        Esther B. Bendheim 12/26/01 Trust
                                        Reuvan Zakheim 12/20/02 Trust
                                        Akiva M. Bendheim 08/01/03 Trust
                                        Gabriel M. Steinlauf 01/06/04 Trust
                                        Charles A. Jacobson 04/19/04 Trust


                                        /s/ Yonina Bendheim
                                        ----------------------------------------
                                        Yonina Bendheim


                                        /s/ Daniel Bendheim
                                        ----------------------------------------
                                        Daniel Bendheim